UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  December 31, 2019

Item 1.  Report to Stockholders.

ALL STAR®
FUNDS

Annual Report | December 31, 2019

Liberty All-Star® Growth Fund

ASG
LISTED
NYSE

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Investment Growth
9	Table of Distributions and Rights Offerings
10	Investment Managers/Portfolio Characteristics
11	Top 20 Holdings and Economic Sectors
12	Major Stock Changes in the Quarter
13	Manager Roundtable
19	Schedule of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Automatic Dividend Reinvestment and Direct Purchase Plan
41	Additional Information
42	Directors and Officers
48	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
53	Privacy Policy
55	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and change your communication preferences.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	February 2020

Equity investors were well rewarded in 2019 as key benchmarks reached record high levels throughout the year in the course of propelling the S&P 500® Index to an annual return of 31.49 percent. The widely-followed Dow Jones Industrial Average (DJIA) returned 25.34 percent for the year while the NASDAQ Composite Index posted the strongest gains of the three with a return of 36.69 percent.

All four quarters generated positive returns led by a 13.65 percent gain for the S&P 500® in the first quarter. Returns for the index were positive in 10 months, with only May and August recording modest reversals; the strongest monthly returns were posted in January and June (8.01 percent and 7.05 percent, respectively). All 11 sectors comprising the S&P 500® recorded positive returns, led by information technology with a return of 50.33 percent. Energy trailed by a significant margin and posted the lowest return among the sectors, 11.87 percent.

Although both styles produced strong returns in 2019, growth style stocks once again outperformed their value counterparts across all capitalization ranges. Among key growth benchmarks for the year, the broad market Russell 3000® Growth Index returned 35.85 percent versus 26.26 percent for its value counterpart. Among growth style market capitalization indices for the year, the Russell 1000® Growth Index (large cap) returned 36.39 percent, less than 100 basis points higher than the Russell Midcap® Growth Index, which returned 35.47 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 28.48 percent.

A stable economy—underpinned by unemployment at a 50-year low, muted levels of inflation and better than expected corporate earnings—provided the stock market with the foundation for a strong year. But the factor that ultimately propelled the market to record levels was three interest rate reductions by the Federal Reserve—a reversal of 2018, when the Fed raised short-term rates four times. As well, the Fed indicated after its October rate cut that it would likely remain in a holding pattern for the foreseeable future insofar as rate actions are concerned.

For certain, 2019 was not without questions and concerns, the chief one being the trade/ tariff dispute between the U.S. and China. Markets rose or fell depending on the tenor of pronouncements from Washington and Beijing. But in the fourth quarter, the administration began touting an imminent “Phase One” agreement with China that would provide relief to farmers and some companies. Investors concluded that their worst tariff concerns would not likely materialize, despite a worrisome decline in manufacturing activity in the U.S. Although messy, Brexit, too, began to show progress toward a resolution in early 2020 although the potential for tariffs negatively impacting U.S.-Europe trade lingered. As the year progressed, bond markets stabilized and the yield curve steepened on optimism that the U.S. economy would not slow. Indeed, around the world there was a growing feeling that economic growth may rebound from recent anemic levels.

Annual Report | December 31, 2019	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All-Star® Growth Fund

For the full year, Liberty All-Star Growth Fund returns were very strong on both an absolute and relative basis. The Fund returned 35.79 percent with shares valued at net asset value (NAV) with dividends reinvested and 60.45 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 31.47 percent in 2019. The market price return on Fund shares (with dividends reinvested) was well ahead of the return of the three benchmarks mentioned earlier—the S&P 500®, the DJIA and the NASDAQ Composite.

For the fourth quarter, the Fund returned 8.82 percent with shares valued at NAV with dividends reinvested and 11.95 percent with shares valued at market price with dividends reinvested. For the same period, the Lipper benchmark returned 9.09 percent.

Over the course of the year, Fund shares at various times traded at both a discount and a premium to their underlying NAV. For the year, the premium/(discount) ranged from 6.1 percent to -10.1 percent. In the fourth quarter, Fund shares traded at a premium ranging from 0.3 percent to 6.1 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 to shareholders during the fourth quarter ($0.46 for 2019), bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $14.35 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, the Board of Directors has authorized a rights offering enabling shareholders to purchase one additional share of the Fund for every five shares held, with the right to subscribe for additional shares not subscribed by others. The subscription price per share will be 95 percent of the reported NAV or market price per share, whichever is lower as of the expiration date. If over-subscription requests exceed the number of shares available in the offering, the Fund may elect to issue up to an additional 25 percent of shares above those offered in the primary subscription. The offering is being made only by means of a prospectus and expires on March 13, 2020.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected growth style managers investing across the capitalization spectrum of large-, mid- and small-cap growth stocks. Thus, we are once again offering insights into the managers’ thinking through our annual Manager Roundtable and invite shareholders to read the managers’ comments beginning on page 13.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

We are gratified with the Fund’s exceptional performance in 2019, but even more so with the Fund’s results over the long term. Based on underlying NAV and market price (both with dividends reinvested), the Fund has outperformed its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, for the past three-, five-, and 10-year periods. We believe this underscores the strength of the Fund’s multi-manager structure, but also our role at ALPS as the Fund’s Advisor. Our mission is implementing our philosophy and process and, in doing so, selecting and monitoring the Fund’s three managers. As appropriate, this includes replacing a manager—an action we have taken nine times since ALPS Advisors began managing the Fund in November 1995—in order to build and maintain the Fund’s long-term performance. Results confirm the soundness of our approach, and we are committed to diligently executing it in the future.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

Annual Report | December 31, 2019	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDED DECEMBER 31, 2019

FUND STATISTICS:

Net Asset Value (NAV)	$6.19
Market Price	$6.50
Premium	5.0%

	Quarter	2019
Distributions*	$0.12	$0.46
Market Price Trading Range	$5.65 to $6.62	$4.34 to $6.62
Premium/(Discount) Range	0.3% to 6.1%	-10.1% to 6.1%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	8.82%	35.79%
Shares Valued at Market Price with Dividends Reinvested	11.95%	60.45%
Dow Jones Industrial Average	6.67%	25.34%
Lipper Multi-Cap Growth Mutual Fund Average	9.09%	31.47%
NASDAQ Composite Index	12.47%	36.69%
Russell Growth Benchmark	10.28%	33.48%
S&P 500® Index	9.07%	31.49%

*	All 2019 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2019 distribution for federal income tax purposes can be found in the table on page 41.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS PERIODS ENDED DECEMBER 31, 2019	ANNUALIZED RATES OF RETURN
	3 YEARS	5 YEARS	10 YEARS

LIBERTY ALL-STAR® GROWTH FUND, INC.

Distributions	$1.34	$2.47	$3.90
Shares Valued at NAV with Dividends Reinvested	20.02%	13.48%	13.95%
Shares Valued at Market Price with Dividends Reinvested	27.75%	16.86%	16.53%
Dow Jones Industrial Average	15.73%	12.59%	13.40%
Lipper Multi-Cap Growth Mutual Fund Average	17.70%	11.39%	13.30%
NASDAQ Composite Index	19.86%	14.93%	16.05%
Russell Growth Benchmark	17.10%	12.21%	14.28%
S&P 500® Index	15.27%	11.70%	13.56%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 55.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2019	5

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2019	7

Liberty All-Star® Growth Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2019. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $22,541 (including the December 31, 2019 value of the original investment of $7,027, plus distributions during the period of $15,514).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $63,779.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $93,786 excluding the cost to exercise all primary rights in the rights offerings which was $25,131.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings

(Unaudited)

			RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
Total	$14.35

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Annual Report | December 31, 2019	9

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 55 for a description of these indices.

				MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS				SMALL		LARGE
AS OF DECEMBER 31, 2019
	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	Weatherbie	Congress	Sustainable	Total Fund
Number of Holdings	1,172	403	530	50	40	30	120
Percent of Holdings in Top 10	5%	12%	37%	50%	29%	43%	17%
Weighted Average Market Capitalization (billions)	$2.8	$20.3	$394.6	$4.7	$13.0	$240.1	$86.5
Average Five-Year Earnings Per Share Growth	14%	15%	16%	24%	16%	16%	17%
Average Five-Year Sales Per Share Growth	9%	12%	13%	17%	11%	11%	12%
Price/Earnings Ratio*	27x	29x	29x	52x	31x	35x	36x

* Excludes negative earnings.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings and Economic Sectors

December 31, 2019 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Paylocity Holding Corp.	2.01%
Nevro Corp.	1.97
FirstService Corp.	1.95
Chegg, Inc.	1.92
Casella Waste Systems, Inc.	1.56
Insulet Corp.	1.53
salesforce.com, Inc.	1.53
Yum! Brands, Inc.	1.50
Microsoft Corp.	1.50
UnitedHealth Group, Inc.	1.50
Amazon.com, Inc.	1.39
PayPal Holdings, Inc.	1.35
Autodesk, Inc.	1.33
EPAM Systems, Inc.	1.32
Visa, Inc.	1.30
Alphabet, Inc.	1.30
Abbott Laboratories	1.30
NIKE, Inc.	1.29
Mondelez International, Inc.	1.28
Equinix, Inc.	1.22
30.05%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	30.72%
Health Care	22.04
Consumer Discretionary	15.49
Industrials	12.08
Consumer Staples	4.13
Real Estate	4.03
Financials	3.26
Communication Services	3.02
Materials	2.73
Energy	0.19
Other Net Assets	2.31
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2019	11

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

December 31, 2019 (Unaudited)

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2019.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/19

PURCHASES

FirstService Corp.	7,449	49,280
Varian Medical Systems, Inc.	15,000	15,000
WEX, Inc.	9,500	9,500
Yum! Brands, Inc.	6,289	35,145

SALES

Generac Holdings, Inc.	(7,500)	23,000
Independent Bank Group, Inc.	(16,849)	0
Insulet Corp.	(4,753)	21,067
Nevro Corp.	(7,507)	39,364
Portola Pharmaceuticals, Inc.	(27,131)	48,853
Rollins, Inc.	(42,750)	0
SS&C Technologies Holdings, Inc.	(30,000)	0

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

An exceptional year created an attractive environment for growth style investors but keeping pace demanded a proven investment process and rigorous company analysis—as well as a watchful eye to the future.

Liberty All-Star Growth Fund’s three investment managers have long experience, in-depth knowledge, a proven track record and a firm commitment to growth style investing. Once again, we are grateful to be able to call upon this resource to provide Fund shareholders with timely commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization ranges are:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

Portfolio Manager/Todd Solomon, CFA

Senior Vice President/Portfolio Manager

Capitalization Focus/Mid-Cap Growth—Congress Asset Management’s mid-cap growth strategy focuses on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Capitalization Focus/Large-Cap Growth—Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

WEATHERBIE CAPITAL, LLC

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth—Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

Growth outperformed value once again in 2019, but results for growth companies have varied across the capitalization spectrum with mid-cap growth and large-cap growth outperforming small-cap growth. Reflecting the capitalization range that is your particular focus for the Liberty All-Star Growth Fund, what’s the case for large-, mid- and small-cap growth stocks in the current and foreseeable investment environment? Let’s start with the Fund’s mid-cap growth manager.

“Mid-sized companies often combine some of the best attributes of larger and smaller companies.”

—Todd Solomon

(Congress – Mid-Cap Growth)

Solomon (Congress – Mid-Cap Growth): Mid-sized companies often combine some of the best attributes of larger and smaller companies. They have progressed enough to establish a proven business model and economies of scale but remain nimble enough to pivot in reaction to changing business conditions. In comparison to small caps, they generally have greater management experience, better trading liquidity and superior asset capacity. Also, mid-cap stocks have exhibited higher long-term revenue and earnings per share growth than both large- and small-cap stocks over the past 20 years, which is the longest time period for which common data is available for all three. Recently published data by Jeffries shows expectations for 2020 are for continued faster earnings growth from mid- than large- and small-cap stocks.

Annual Report | December 31, 2019	13

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Thanks, Todd. Kishore, what’s the perspective from the large-cap growth point of view?

“We see attractive opportunities in the health care, consumer staples, information technology and consumer discretionary sectors.”

—Kishore Rao

(Sustainable – Large-Cap Growth)

Rao (Sustainable – Large-Cap Growth): In our analysis of companies, we consider businesses where their liquidity is sufficient for us to be able to build large positions in the stock consistent with our focus on constructing highly concentrated portfolios. Most businesses that make it on to our Qualified Company List—our highly selective buy list of businesses that have been fully vetted by our analyst team and determined to possess the key business quality and long-term sustainable growth we seek—fall into the large- and mid-cap, earlier lifecycle tiers. The proportion between them varies considerably depending on the valuations of the respective revenue and earnings growth streams. We see attractive opportunities in several areas ranging from the health care and consumer staples sectors to the information technology, consumer discretionary and communication services sectors. The highly bifurcated nature of the growth stock advance over the past few years has created myriad opportunities across capitalization tiers.

Thanks. What about small-caps, Matt?

Weatherbie (Weatherbie – Small-Cap Growth): Weatherbie Capital focuses particularly on smaller-cap growth stocks, and we believe a strong case can be made that this range of the spectrum may outperform others in the foreseeable future. Capital markets research from our parent, Alger, suggests that smaller capitalization stocks may be poised to outperform based on three factors. First, stronger fundamentals: small companies are expected to grow faster than large ones. Second, compelling valuations: the average small cap price/earnings multiple premium is low relative to history, based on data from FactSet. Third, less exposure to international economies: U.S. small caps are more linked to our domestic economy. Benefits to this include recognizing revenue in U.S. dollar terms—the dollar remains historically strong relative to non-U.S. currencies. While our portfolio companies do not typically have significant debt on their balance sheets, those with debt to service may benefit from historically low interest rates. Finally, Weatherbie portfolio companies with energy as a significant raw input to their business model are enjoying some of the lowest energy prices, on an inflation-adjusted basis, of the last half-century.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

What types of companies and/or industries do you expect to offer particularly compelling investment opportunities over the next 12 to 24 months or longer? Include specific company names or industries, if appropriate, to make the point. Matt, let’s stay with you.

“We mine for ‘hidden gems’ potentially offering steadier growth rates, more predictable cash flows and significant competitive advantages.”

—Matt Weatherbie

(Weatherbie – Small-Cap Growth)

Weatherbie (Weatherbie – Small-Cap Growth): The share of the Liberty All-Star Growth Fund that we manage is a diversified portfolio of smaller-capitalization U.S. stocks including several companies in mundane industries. It is a category we will continue to mine for “hidden gems” potentially offering steadier growth rates, more predictable cash flows and significant competitive advantages. Two examples among Weatherbie’s current top 10 positions are Chegg, Inc. (CHGG) and Casella Waste Systems, Inc. (CWST).

Chegg is a leader in providing learning solutions and services to high school and college students. Originally focused on textbook rentals, it has recently completely revamped its business model to provide services in high-growth areas such as study assistance, tutoring and writing tools. This is proving to be a successful strategy and could result in significant top-line growth and improved profitability. Currently Chegg has low double-digit penetration in the U.S. four-year college market, estimated at more than 20 million students.

Casella Waste Systems is a well-managed, smaller-capitalization waste processing company in the Northeast benefiting from significant free cash flow generation, favorable industry dynamics and revenue growth potential ahead of its peers. While Weatherbie Capital sees no signs of recession in the immediate future, with contracts placed among cities, municipalities and other public sector entities, Casella is positioned to hold up well in a slowing economy.

At the opposite end of the capitalization spectrum, share your thoughts, please, Kishore.

Rao (Sustainable – Large-Cap Growth): We do not focus on evaluating sectors or industries other than in the normal course of understanding the ecosystems our companies operate within. Rather, our focus is on individual businesses where we seek quality companies with superior pricing power, recurring revenues, long runways of growth, strong cash flow generation and financial characteristics, and a management team whose interests are well aligned with shareholders. We see attractive opportunities in several areas that I previously mentioned—the health care, consumer staples, information technology, consumer discretionary and communication services sectors. Likewise, there are areas of the market that fail to meet our business quality and growth criteria. Generally, you will not see our portfolios heavily invested in the more cyclical industrials, energy or materials sectors due to our preference for more predictable and recurring revenue streams. Likewise, we tend not to invest in utilities or real estate, which normally fail to offer the above-average growth or business quality that we seek.

Todd, will you round it out with the viewpoint of a mid-cap growth manager?

Solomon (Congress – Mid-Cap Growth): Although we are a growth investor, we do not limit ourselves to the fastest growing stocks or industries. We consider growth in revenue or earnings as any number greater than zero. Quality, consistent, conservative growth investments can be found in many areas of the market and are easy to overlook if seeking only the highest levels of growth. Such investments are the best way to diversify a portfolio and attempt to minimize volatility. In 2020, we may find such investments in the consumer discretionary, industrial and technology hardware areas. These have likely passed the worst of the effects of tariffs, will benefit from steady global growth and have attractive valuations.

Annual Report | December 31, 2019	15

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

On the other hand, are there companies/industries that have been growth stock leaders but that now, for various reasons, warrant a greater degree of caution? As needed, cite specific company names and/or industries to make the point. Let’s cover the capitalization range small to large.

Weatherbie (Weatherbie – Small-Cap Growth): Baby Boomers continue to be a force in U.S. consumption, but since the needs of that cohort continually change, certain companies and industries become less relevant. We believe a perfect example is the RV modification business. Since the year 2000 those Boomers have been reaching retirement age in the U.S. Many “empty nesters” have opted for RV ownership over other forms of retirement travel or, indeed, as an alternative to conventional home ownership. As RV sales were strong across the 2010–2017 time period, we captured this trend in our portfolio.

More recently, RV demand has slowed down, manufacturers’ inventories have piled up and dealers selling new RVs have suffered from the slowdown in sales. With the RV market down from its 2018 peak, another set of companies that warrants a greater degree of caution are those providing upgrades and modifications to used RVs. With new RV prices lower, consumers are less likely to buy used RVs and invest in upgrades. This is just one example of how Boomer buying patterns will continue to evolve and affect companies’ performance.

Solomon (Congress – Mid-Cap Growth): The two areas of caution for us are consumer staples and technology software. In both instances, we believe there are concerns regarding valuations and expected growth rates. Consumer staples has been a solid area of returns for our portfolio and a successful way to keep volatility in check. At current valuations, however, we feel there may be better opportunities elsewhere in our universe. In the same vein, technology software has seen great growth in revenue, earnings and valuations. The high valuations may lead to volatility if companies can’t repeat the hypergrowth experienced over the past several years.

Rao (Sustainable – Large-Cap Growth): Apple (AAPL) is a company that retains a significant weight in the Russell 1000® Growth Index and has been a stellar performer over the past year. We continue to think highly of Apple as a quality business, but do not see that it has the earnings growth opportunity that it once did, and have therefore not owned the stock since April of 2017 due to our concerns about its slowing earnings growth trajectory. We have owned several of the information technology and e-commerce businesses that have led the market in recent years, taking our weight in them down, or exiting the positions when valuations seemed stretched, and adding to them or reinitiating positions when they appeared more attractively valued. As an example, Facebook (FB) exited the portfolio and is now back in. Amazon’s (AMZN) weight was consistently reduced due to valuation in recent years but has now become a larger weight as its valuation has become more attractive.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

With very few exceptions—other than the U.S-China tariff dispute and Brexit, although both look somewhat less daunting after recent events—perceptions of risk seem to have diminished and investor sentiment has become much more positive as the rally that paused in August continued into year-end 2019. What risks do you see on the horizon that concern you or, at the least, warrant closer monitoring? Kishore, let’s stay with you.

Rao (Sustainable – Large-Cap Growth): While investors have increased their risk tolerance due to the trade accord, better than expected global economic data and willingness by monetary authorities to maintain accommodative policies longer, we remain cautious. Market profit expectations declined in 2019 due to these fears. It’s likely that expectations overshot on the negative side and now some recalibration, which benefits cyclical businesses that are most levered to economic growth, is taking place. In the short term this could pose a headwind for our focus on more predictable growth. Beyond this, we remain wary of trade policy and rhetoric. The implications of the first U.S.-China agreement are still uncertain and difficult negotiations remain. Recent U.K. elections paved the way for Brexit, but how that affects European consumer and business sentiment remains uncertain. Flaring Middle East tensions and the impact on oil prices create significant uncertainty for consumer confidence and global growth. Finally, 2020 election results will affect U.S. economic growth over coming years due to major differences between the parties concerning tax and regulatory policies.

Todd, what are your thoughts?

Solomon (Congress – Mid-Cap Growth): In no particular order, our global/international concerns include: political upheaval, an example being the Hong Kong protests; Russia-Belarus tensions; the potential for conflict in the South China Sea; the U.S. relationship with North Korea; data security; and cybercurrencies. Focusing on the U.S., we would include the possibility of a recession; consumer psychology during an election year; impeachment; Federal Reserve Bank interventions and policies; bull market fatigue; and labor market tightness.

Matt, kindly wrap it up for us, please.

Weatherbie (Weatherbie – Small-Cap Growth): The U.S.-China tariff dispute and Brexit do seem to be waning as concerns, but the Middle East remains volatile. At this point we do not see events there unduly roiling the U.S. stock market. At Weatherbie Capital, the investment teams are monitoring concerns as diverse as changes in immigration rates, IPO/startup rates, labor force education levels and climate change indicators. Two specific areas being monitored are U.S. exports and changes in the fed funds rate.

Earlier we mentioned the strong U.S. dollar, low U.S. interest rates and beneficial low energy costs. The relative weaknesses on these fronts outside the U.S.—combined with significant ongoing trade issues—are weighing on U.S. exports, threatening to drag down overall U.S. growth. Add to this the fact that in China, Japan and Europe industrial production is slowing. U.S. export orders, which were growing one year ago, are now declining.

Annual Report | December 31, 2019	17

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Another factor that Alger capital market analysts are watching closely is the fed funds rate—the rate at which banks with balances held at the Federal Reserve borrow from one another on an overnight basis. Looking back to periods preceding the past three recessions—the 1989–1992, 2001–2003 and 2007–2008 downturns—this rate was much higher. In fact, it was more than double its present levels, giving the Fed more room to respond by stimulating growth through cuts. When the next recession eventually comes, will the Federal Reserve have enough “ammunition” to stimulate the economy? As Japan and Europe have made all too clear, it is difficult to stimulate economies with real interest rates close to zero.

Many thanks for sharing your thinking. Certainly, a rewarding 2019. Lots of variables await in 2020, so we already look forward to our next conversation.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (97.69%)
COMMUNICATION SERVICES (3.02%)
Entertainment (0.67%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,591,590

Interactive Media & Services (2.35%)
Alphabet, Inc., Class C(a)	2,292	3,064,450
Facebook, Inc., Class A(a)	11,986	2,460,126
		5,524,576
CONSUMER DISCRETIONARY (15.49%)
Distributors (0.99%)
Pool Corp.	11,000	2,336,180

Diversified Consumer Services (1.92%)
Chegg, Inc.(a)	119,360	4,524,938

Hotels, Restaurants & Leisure (2.76%)
Lindblad Expeditions Holdings, Inc.(a)	23,413	382,802
Planet Fitness, Inc., Class A(a)	34,403	2,569,216
Yum! Brands, Inc.	35,145	3,540,156
		6,492,174
Internet & Direct Marketing Retail (3.71%)
Amazon.com, Inc.(a)	1,764	3,259,590
Booking Holdings, Inc.(a)	1,156	2,374,112
Etsy, Inc.(a)	30,000	1,329,000
Wayfair, Inc., Class A(a)(b)	19,488	1,761,130
		8,723,832
Multiline Retail (0.86%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	30,850	2,014,814

Specialty Retail (3.46%)
Burlington Stores, Inc.(a)	9,500	2,166,285
Five Below, Inc.(a)	15,000	1,917,900
Lowe’s Cos., Inc.	14,035	1,680,832
TJX Cos., Inc.	38,983	2,380,302
		8,145,319
Textiles, Apparel & Luxury Goods (1.79%)
Canada Goose Holdings, Inc.(a)(b)	32,574	1,180,482
NIKE, Inc., Class B	29,931	3,032,309
		4,212,791
CONSUMER STAPLES (4.13%)
Food Products (2.81%)
Lamb Weston Holdings, Inc.	21,000	1,806,630
McCormick & Co., Inc.	10,500	1,782,165

See Notes to Financial Statements.

Annual Report | December 31, 2019	19

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (continued)
Mondelez International, Inc., Class A	54,795	$3,018,109
		6,606,904
Household Products (0.74%)
Church & Dwight Co., Inc.	25,000	1,758,500

Personal Products (0.58%)
Estee Lauder Cos., Inc., Class A	6,627	1,368,740

ENERGY (0.19%)
Energy Equipment & Services (0.19%)
Solaris Oilfield Infrastructure, Inc., Class A	31,552	441,728

FINANCIALS (3.26%)
Banks (1.11%)
First Republic Bank	18,000	2,114,100
Signature Bank	3,631	496,031
		2,610,131
Capital Markets (1.66%)
Hamilton Lane, Inc., Class A	33,204	1,978,959
Raymond James Financial, Inc.	21,500	1,923,390
		3,902,349
Insurance (0.41%)
eHealth, Inc.(a)	6,864	659,493
Goosehead Insurance, Inc., Class A	7,003	296,927
		956,420
Thrifts & Mortgage Finance (0.08%)
Axos Financial, Inc.(a)	6,619	200,423

HEALTH CARE (22.04%)
Biotechnology (2.60%)
ACADIA Pharmaceuticals, Inc.(a)	43,057	1,841,978
Portola Pharmaceuticals, Inc.(a)	48,853	1,166,610
Puma Biotechnology, Inc.(a)	76,285	667,494
Regeneron Pharmaceuticals, Inc.(a)	5,895	2,213,455
Ultragenyx Pharmaceutical, Inc.(a)	5,409	231,018
		6,120,555
Health Care Equipment & Supplies (11.47%)
Abbott Laboratories	35,260	3,062,684
Becton Dickinson and Co.	8,669	2,357,708
Cooper Cos., Inc.	6,000	1,927,740
Danaher Corp.	16,130	2,475,632
Glaukos Corp.(a)	47,260	2,574,252

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Insulet Corp.(a)	21,067	$3,606,670
Nevro Corp.(a)	39,364	4,626,845
ResMed, Inc.	15,000	2,324,550
STERIS PLC	12,500	1,905,250
Varian Medical Systems, Inc.(a)	15,000	2,130,150
		26,991,481
Health Care Providers & Services (3.15%)
PetIQ, Inc.(a)(b)	42,644	1,068,232
Progyny, Inc.(a)(b)	20,189	554,188
UnitedHealth Group, Inc.	11,969	3,518,647
US Physical Therapy, Inc.	19,840	2,268,704
		7,409,771
Health Care Technology (0.18%)
Tabula Rasa HealthCare, Inc.(a)(b)	8,720	424,490

Life Sciences Tools & Services (2.45%)
Charles River Laboratories International, Inc.(a)	13,500	2,062,260
Illumina, Inc.(a)	5,199	1,724,716
Mettler-Toledo International, Inc.(a)	2,500	1,983,200
NeoGenomics, Inc.(a)	128	3,744
		5,773,920
Pharmaceuticals (2.19%)
Aerie Pharmaceuticals, Inc.(a)(b)	5,532	133,708
Dermira, Inc.(a)	124,477	1,887,071
Jazz Pharmaceuticals PLC(a)	10,500	1,567,440
Novo Nordisk A/S(c)	27,020	1,563,918
		5,152,137
INDUSTRIALS (12.08%)
Aerospace & Defense (1.59%)
Kratos Defense & Security Solutions, Inc.(a)	92,652	1,668,662
Teledyne Technologies, Inc.(a)	6,000	2,079,240
		3,747,902
Air Freight & Logistics (0.21%)
XPO Logistics, Inc.(a)	6,152	490,314

Building Products (0.88%)
Lennox International, Inc.	8,500	2,073,745

Commercial Services & Supplies (3.52%)
Casella Waste Systems, Inc., Class A(a)	79,601	3,664,034
Cintas Corp.	8,000	2,152,640

See Notes to Financial Statements.

Annual Report | December 31, 2019	21

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Copart, Inc.(a)	27,000	$2,455,380
		8,272,054
Electrical Equipment (0.98%)
Generac Holdings, Inc.(a)	23,000	2,313,570

Machinery (2.77%)
IDEX Corp.	12,000	2,064,000
Middleby Corp.(a)	6,317	691,838
RBC Bearings, Inc.(a)	11,500	1,820,910
Xylem, Inc.	24,500	1,930,355
		6,507,103
Professional Services (0.75%)
IHS Markit, Ltd.(a)	23,554	1,774,794

Trading Companies & Distributors (1.38%)
HD Supply Holdings, Inc.(a)	35,000	1,407,700
SiteOne Landscape Supply, Inc.(a)	20,255	1,836,116
		3,243,816
INFORMATION TECHNOLOGY (30.72%)
Electronic Equipment, Instruments & Components (2.12%)
Keysight Technologies, Inc.(a)	20,000	2,052,600
nLight, Inc.(a)	13,275	269,217
Novanta, Inc.(a)	7,133	630,843
Zebra Technologies Corp., Class A(a)	8,000	2,043,520
		4,996,180
IT Services (8.68%)
Automatic Data Processing, Inc.	11,295	1,925,797
Booz Allen Hamilton Holding Corp.	20,000	1,422,600
EPAM Systems, Inc.(a)	14,623	3,102,416
FleetCor Technologies, Inc.(a)	7,757	2,231,844
Genpact, Ltd.	45,000	1,897,650
Jack Henry & Associates, Inc.	11,000	1,602,370
PayPal Holdings, Inc.(a)	29,319	3,171,436
Visa, Inc., Class A	16,334	3,069,159
WEX, Inc.(a)	9,500	1,989,870
		20,413,142
Semiconductors & Semiconductor Equipment (2.90%)
Diodes, Inc.(a)	44,901	2,531,069
Impinj, Inc.(a)	4,885	126,326
Monolithic Power Systems, Inc.	11,500	2,047,230
Skyworks Solutions, Inc.	17,500	2,115,400
		6,820,025

See Notes to Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (17.02%)
Altair Engineering, Inc., Class A(a)(b)	25,932	$931,218
Autodesk, Inc.(a)	17,101	3,137,349
Avalara, Inc.(a)	21,715	1,590,624
Bill.Com Holdings, Inc.(a)	1,480	56,314
Ebix, Inc.	32,153	1,074,232
Everbridge, Inc.(a)	22,449	1,752,818
Globant SA(a)	14,346	1,521,393
HubSpot, Inc.(a)	8,442	1,338,057
Intuit, Inc.	10,148	2,658,066
LivePerson, Inc.(a)	754	27,898
Microsoft Corp.	22,370	3,527,749
Paycom Software, Inc.(a)	8,000	2,118,080
Paylocity Holding Corp.(a)	39,061	4,719,350
Qualys, Inc.(a)	22,000	1,834,140
Rapid7, Inc.(a)	34,168	1,914,091
salesforce.com, Inc.(a)	22,090	3,592,718
SPS Commerce, Inc.(a)	25,094	1,390,709
Synopsys, Inc.(a)	15,000	2,088,000
Telaria, Inc.(a)	14,133	124,512
Trade Desk, Inc., Class A(a)	9,767	2,537,271
Workday, Inc., Class A(a)	11,777	1,936,728
Zuora, Inc., Class A(a)	13,151	188,454
		40,059,771
MATERIALS (2.73%)
Chemicals (1.76%)
Ecolab, Inc.	12,546	2,421,252
Linde PLC	8,074	1,718,955
		4,140,207
Containers & Packaging (0.97%)
Avery Dennison Corp.	17,500	2,289,350

REAL ESTATE (4.03%)
Equity Real Estate Investment Trusts (REITs) (2.08%)
Equinix, Inc.	4,908	2,864,800
Sun Communities, Inc.	13,500	2,026,350
		4,891,150
Real Estate Management & Development (1.95%)
FirstService Corp.	49,280	4,585,011

TOTAL COMMON STOCKS
(COST OF $149,749,222)		229,901,897

See Notes to Financial Statements.

Annual Report | December 31, 2019	23

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (4.17%)
MONEY MARKET FUND (2.33%)
State Street Institutional US Government Money Market Fund, 1.531%(d)
(COST OF $5,481,060)	5,481,060	$5,481,060

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (1.84%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.58%
(COST OF $4,327,352)	4,327,352	4,327,352

TOTAL SHORT TERM INVESTMENTS
(COST OF $9,808,412)		9,808,412

TOTAL INVESTMENTS (101.86%)
(COST OF $159,557,634)		239,710,309

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.86%)		(4,384,869)

NET ASSETS (100.00%)		$235,325,440

NET ASSET VALUE PER SHARE
(38,017,859 SHARES OUTSTANDING)		$6.19

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $4,276,211.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on December 31, 2019.

See Notes to Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments at market value (Cost $159,557,634)(a)	$239,710,309
Receivable for investment securities sold	4,298,414
Dividends and interest receivable	100,794
Tax reclaim receivable	19,356
Receivable for dividends reinvested	1,393,948
Prepaid and other assets	9,290
TOTAL ASSETS	245,532,111

LIABILITIES:
Payable for investments purchased	990,458
Distributions payable to shareholders	4,534,766
Investment advisory fee payable	157,454
Payable for administration, pricing and bookkeeping fees	94,750
Payable for collateral upon return of securities loaned	4,327,352
Accrued Directors’ fees payable	3,096
Accrued expenses	98,795
TOTAL LIABILITIES	10,206,671
NET ASSETS	$235,325,440

NET ASSETS REPRESENTED BY:
Paid-in capital	$153,385,925
Total distributable earnings	$81,939,515
NET ASSETS	$235,325,440

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	38,017,859
NET ASSET VALUE PER SHARE	$6.19

(a)	Includes securities on loan of $4,276,211.

See Notes to Financial Statements.

Annual Report | December 31, 2019	25

Liberty All-Star® Growth Fund	Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $13,040)	$1,388,791
Securities lending income	24,698
TOTAL INVESTMENT INCOME	1,413,489

EXPENSES:
Investment advisory fee	1,753,896
Administration fee	437,851
Pricing and bookkeeping fees	89,087
Audit fee	30,263
Custodian fee	44,472
Directors’ fees and expenses	88,448
Insurance expense	8,116
Legal fees	59,867
NYSE fee	35,855
Shareholder communication expenses	29,270
Transfer agent fees	70,398
Miscellaneous expenses	26,947
TOTAL EXPENSES	2,674,470
NET INVESTMENT LOSS	(1,260,981)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	15,310,254
Net change in unrealized appreciation on investments	49,957,427
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	65,267,681
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,006,700

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
FROM OPERATIONS:
Net investment loss	$(1,260,981)	$(784,904)
Net realized gain on investments	15,310,254	13,382,402
Net change in unrealized appreciation/(depreciation) on investments	49,957,427	(17,781,923)
Net Increase/(Decrease) in Net Assets From Operations	64,006,700	(5,184,425)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(17,226,881)	(13,595,941)
Total Distributions	(17,226,881)	(13,595,941)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	—	44,010,788
Dividend reinvestments	5,195,479	4,402,476
Net increase resulting from Capital Share Transactions	5,195,479	48,413,264

Total Increase in Net Assets	51,975,298	29,632,898

NET ASSETS:
Beginning of period	183,350,142	153,717,244
End of period	$235,325,440	$183,350,142

See Notes to Financial Statements.

Annual Report | December 31, 2019	27

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund’s rights offering for shares at a price below net asset value, net of costs.

(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund’s rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

28	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,

2019	2018	2017	2016	2015

$4.94	$5.67	$4.80	$4.99	$5.69

(0.03)	(0.03)	(0.02)	(0.02)	(0.03)
1.74	(0.01)	1.31	0.19	0.10
1.71	(0.04)	1.29	0.17	0.07

(0.46)	(0.46)	(0.42)	(0.36)	(0.77)
(0.46)	(0.46)	(0.42)	(0.36)	(0.77)
—	(0.23)	—	—	—
$6.19	$4.94	$5.67	$4.80	$4.99
$6.50	$4.39	$5.54	$4.18	$4.58

35.8%	(1.0%)	28.6%	4.8%	3.9%
60.5%	(9.9%)	44.3%	(0.6%)	5.1%

$235	$183	$154	$126	$124
1.22%	1.25%	1.26%	1.35%	1.30%
(0.57%)	(0.47%)	(0.46%)	(0.34%)	(0.45%)
34%	49%	40%	100%	58%

Annual Report | December 31, 2019	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2019, the Fund held no securities that were fair valued.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2019	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of December 31, 2019:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$4,276,211	$4,327,352	$13,920	$4,341,272

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2019:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,327,352	$—	$—	$—	$4,327,352
Total Borrowings					$4,327,352
Gross amount of recognized liabilities for securities lending (collateral received)					$4,327,352

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$229,901,897	$—	$—	$229,901,897
Short Term Investments	9,808,412	—	—	9,808,412
Total	$239,710,309	$—	$—	$239,710,309

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Annual Report | December 31, 2019	33

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of December 31, 2019.

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

Distributions Paid From:	December 31, 2019	December 31, 2018
Ordinary Income	$1,835,951	$999,321
Long-term capital gains	15,390,930	12,596,620
Total	$17,226,881	$13,595,941

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$—	$3,696,780	$78,233,360	$9,375	$81,939,515

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

As of December 31, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$161,476,949	$82,633,747	$(4,400,387)	$78,233,360

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the year ended December 31, 2019 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Annual Report | December 31, 2019	35

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2019 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $72,605,734 and $87,025,226, respectively.

NOTE 6. CAPITAL TRANSACTIONS

In a rights offering, which expired on October 31, 2018, shareholders exercised rights to purchase 9,205,421 shares at $4.81 per share for proceeds, net of expenses, of $44,010,788. During the year ended December 31, 2019 and year ended December 31, 2018, distributions in the amounts of $5,195,479 and $4,402,476, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 914,730 and 798,763 shares, respectively.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

36	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2019

NOTE 8. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 9. SUBSEQUENT EVENT

On December 6, 2019, the Board of Directors of the Fund authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional shares of the Fund. Record date shareholders at the close of business on February 7, 2020 were issued non-transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The rights offering commenced on February 12, 2020 and will expire on March 13, 2020.

Annual Report | December 31, 2019	37

Liberty All-Star® Growth Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Liberty All-Star® Growth Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 20, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

38	www.all-starfunds.com

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2019	39

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

40	www.all-starfunds.com

Liberty All-Star® Growth Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2019 distributions whether received in cash or shares of the Fund consist of the following:

(1)       ordinary dividends

(2)       long-term capital gains

The table below details the breakdown of each 2019 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non-Qualified	Long-Term Capital Gains
01/25/19	03/11/19	$0.10	6.62%	4.04%	89.34%
04/26/19	06/10/19	$0.12	6.62%	4.04%	89.34%
07/26/19	09/09/19	$0.12	6.62%	4.04%	89.34%
11/15/19	01/02/20	$0.12	6.62%	4.04%	89.34%

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2019:

Qualified Dividend Income	62.16%
Dividend Received Deduction	55.59%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Growth Fund designated $15,390,930 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 22, 2019, the Annual Meeting of Shareholders of the Fund was held to elect two Directors to the Board. On June 10, 2019, the record date for the meeting, the Fund had outstanding 37,545,864 shares of common stock. The votes cast at the meeting were as follows:

Proposal 2 - To elect two Directors:

Nominee	For	Against/Withheld
George R. Gaspari	27,917,063.689	1,402,399.023
Edmund J. Burke	28,041,988.226	1,277,474.486

Annual Report | December 31, 2019	41

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by contacting the Fund at 1-800-542-3863.

INDEPENDENT DIRECTORS

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Director since 2005; Chairman since 2015; Term expires 2021	Chief Executive Officer, Silver Bay Realty (2016-2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Director since 2006; Term expires 2022	Financial Services Consultant (1996-2012)	2	Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Director since 1998; Term expires 2021	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999-2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

42	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

INDEPENDENT DIRECTORS (continued)

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Maureen K. Usifer Year of Birth: 1960	Director since 2018; Term Expires 2020	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director BlackRock Capital Investment Corporation (since 2005)
Milton M. Irvin Year of Birth: 1949	Director since 2018; Term Expires 2020	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015-present); Graduate Executive Board Member Wharton School (2009-2016)	2	None

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

Annual Report | December 31, 2019	43

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

INTERESTED DIRECTOR

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Director since 2006; Term expires 2021	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	27	Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee - Clough Global Opportunities Fund, and Trustee - Clough Funds Trust (since 2015).

*	The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.
***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he was formerly the CEO and President of ALPS Holdings, Inc.

44	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Kimberly R. Storms Year of Birth: 1972	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Liberty All-Star Equity Fund, Financial Investors Trust, and ALPS Series Trust. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2019	45

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula Year of Birth: 1985	Chief Compliance Officer	2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Sutula is also Interim Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and Liberty All- Star Equity Fund.
Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust, and Assistant Secretary of Financial Investors Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

46	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.
**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2019	47

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board’) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 9, 2019, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund, AAI and the following independent investment management firms: Congress Asset Management Company, LLP (Congress”), Sustainable Growth Advisers, LP (“Sustainable”) and Weatherbie Capital, LLC (“Weatherbie”). Congress, Sustainable, and Weatherbie collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

48	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information on behalf of the Independent Directors from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Directors’ consideration of each Agreement. In addition, counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Annual Report | December 31, 2019	49

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer groups. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information which indicated among other things that, based on NAV, the Fund outperformed the Lipper Multi-Cap Growth Mutual Fund Average for the year-to-date, and for the one-, three-, five- and ten-year periods ending June 30, 2019.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to The Fund

The Board considered the fees paid by each Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open- end equity funds.

The Board considered that, the Fund’s total expense ratio was slightly higher than the median of a representative group of closed-end funds selected by AAI, but the management and administrative fees were slightly lower than the median. They also considered that the Fund’s expense ratio was close to the median for multi-manager open-end funds and its management and administration fees were higher. The Board took into account that the Fund’s higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

50	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI’s explanations in light of the Board’s findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as The Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders. Based on the foregoing, the Board concluded that the breakpoint schedules in the Fund Agreement could allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

Annual Report | December 31, 2019	51

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with The Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

52	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

Annual Report | December 31, 2019	53

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds don’t jointly market.

54	www.all-starfunds.com

Description of Lipper
Liberty All-Star® Growth Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price-ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price-ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Annual Report | December 31, 2019	55

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com	DIRECTORS
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
INVESTOR ASSISTANCE,	Jennifer A. Craig, Assistant Secretary
TRANSFER & DIVIDEND	Matthew Sutula, Chief Compliance Officer
DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.	*Member of Audit Committee
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

Annual Certifications — As required, on September 20, 2019, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission (“SEC”) on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the SEC’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund’s Form N-Qs and Form N-PORTs are/will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.  Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) The registrant’s Board of Directors has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2019 and December 31, 2018 were approximately $26,300 and $26,300, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2018 were approximately $4,035 and $4,035, respectively. Tax Fees in both fiscal years 2019 and 2018 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

 (e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2019 and December 31, 2018 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $173,035 in 2019 and $329,435 in 2018.  These fees consisted of non-audit fees billed to (i) the Registrant of $4,035 in 2019 and $4,035 in 2018, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $169,000 in 2019 and $325,400 in 2018, respectively.  The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2019, Thomas W. Brock, George R. Gaspari, Milton M. Irvin, John J. Neuhauser, and Maureen K. Usifer are each independent directors and collectively constitute the entire Audit Committee.

Item 6.  Investments.

(a)

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 4, 2020, unless otherwise noted.

Weatherbie Capital LLC (“Weatherbie”)

(a)(1) MANAGEMENT.

Matthew A. Weatherbie, CFA, CEO, Co-Chief Investment Officer, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital.

Matt Weatherbie founded Weatherbie Capital, LLC in November 1995 and is Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Capital. Matt is a Portfolio Manager on the Alger Weatherbie Specialized Growth Fund and the Weatherbie Specialized Growth Strategy. Matt has 46 years of investing experience. Prior to founding Weatherbie Capital, Matt was Managing Director and the Portfolio Manager of the Putnam Voyager Fund from October 1983 through April 1995 at Putnam Investments. Under his management, Voyager grew from $200 million to over $5 billion in assets. He was also founding Chief Investment Officer of Putnam’s Specialty Growth Equities Group, responsible for all of the firm’s aggressive growth investments. Prior to his tenure at Putnam, Matt was a securities analyst and portfolio manager at MFS Investment Management in Boston. Matt graduated from the University of Toronto and received his M.B.A. from Harvard Business School. He is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Matt is a member and past chair of the investment committee of the Museum of Fine Arts, Boston.

George Dai, Ph.D., Senior Managing Director, Co-Chief Investment Officer, is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital.

George Dai is Senior Managing Director and Co-Chief Investment Officer of Weatherbie Capital. George is a Portfolio Manager on the Alger Weatherbie Specialized Growth Fund, Alger Dynamic Opportunities Fund, and the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Additionally, George maintains research responsibilities in the media & communications, health care, diversified business, information services, and technology areas. George joined Weatherbie Capital in March 2001 and has 21 years of investment experience. Prior to joining Weatherbie, he was an equity analyst with 1838 Investment Advisors. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China and was a pharmaceutical research scientist at Procter & Gamble. George is a prized Bridge player, and he holds four U.S. patents.

Joshua D. Bennett, CFA, Senior Managing Director, Director of Research, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital.

Josh Bennett is Senior Managing Director and Director of Research at Weatherbie Capital. Josh is a Portfolio Manager on the Alger Weatherbie Specialized Growth Fund and the Alger Dynamic Opportunities Fund, and is a Portfolio Manager on the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy.  Josh also has research responsibilities in the consumer, diversified business, information services, and technology areas. Josh joined Weatherbie Capital in July 2007 and has 19 years of investment experience. Prior to joining Weatherbie, Josh was an Equity Research Analyst at MFS Investment Management in Boston where he focused on the Aerospace/Defense and Transportation sectors. Josh also has previous experience with Fidelity Investments as a High Yield research associate. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction) and earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Josh is a Trustee at Lexington Christian Academy (Lexington, MA), and is also a member of the Investment Committee of Christian Camps & Conferences.

(a)(2) OTHER ACCOUNTS. As of December 31, 2019, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC
Registered Investment Companies*	3	656	0	0
Other pooled investment vehicles*	4	220	2	197
Other accounts*	26	1,112	1	110
Matthew A. Weatherbie
Registered Investment Companies*	2	596	0	0
Other pooled investment vehicles*	2	173	1	169
Other accounts*	25	1,110	1	110
George Dai
Registered Investment Companies*	3	656	0	0
Other pooled investment vehicles*	3	51	1	28
Other accounts*	25	1,110	1	110
Joshua D. Bennett
Registered Investment Companies*	3	656	0	0
Other pooled investment vehicles*	3	51	1	28
Other accounts*	25	1,110	1	110

* Accounts are managed on a team basis.

(a)(3) COMPENSATION STRUCTURE.

Weatherbie Capital follows a merit-based investment culture which rewards analysts and portfolio managers for successful investment ideas and overall performance that benefit our client’s portfolios. There are multiple components to the Weatherbie compensation plan, detailed as follows:

a.	Base salary: As determined by Matt Weatherbie, CEO of Weatherbie Capital, LLC, with final approval by Alger CEO, Dan Chung.

b.

Bonus (Weatherbie Bonus Pool): An annual bonus pool equal to a specific percentage of the operating profits of Weatherbie Capital. Target amounts for employees for participation in the pool are established annually by Matt Weatherbie with final approval by Dan Chung. Weatherbie Capital employees are eligible for inclusion in this pool based upon:

i.	Their expected and actual contributions to the absolute and relative performance as analysts and portfolio managers.

ii.	Subjective criteria, such as contributions to the overall organization.

c.

Bonus (Sub-Advisory Pool): A bonus pool tied to the fees earned from the Alger mutual funds sub-advised by Weatherbie Capital. Target amounts for employees for participation in the pool are established annually by Matt Weatherbie with final approval by Dan Chung. Weatherbie Capital employees are eligible for inclusion in this pool based upon:

i.	Their expected and actual contributions to the absolute and relative performance as analysts and portfolio managers.

ii.	Subjective criteria, such as contributions to the overall organization.

d.	Bonus (Weatherbie Partners Pool) A bonus pool tied to allocation of a portion of the “earn-out” payments from Alger Associates, Inc. to Matt Weatherbie

i.	Initial allocations have been made to George Dai, Ph.D. and Josh Bennett, CFA

ii.	Future allocations and amounts determined by Matt Weatherbie in his sole discretion.

e.	The Alger Profit Participation Plan:

i.

The Plan gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the Firm. The awards are invested in Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with Alger’s investment and Alger’s earnings results over the four-year period.

Amounts are determined by Matt Weatherbie with final approval by the Board of Directors of Alger Associates, Inc.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

Congress Asset Management Company, LLP (“Congress”)

(a)(1) MANAGEMENT.  The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA, Senior Vice President and Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Todd Solomon, CFA, Senior Vice President, Portfolio Manager
Todd joined Congress Asset Management in 2001.  He is a member of Congress Asset Management’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet.  He has 22 years of investment experience, spanning both equity research and portfolio management.  Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc.  He is a CFA charterholder, and member of the Boston Security Analysts Society (BSAS.)
Education: MBA; New York University
BA; Georgetown University

Daniel Lagan, CFA, CEO, Chief Investment Officer
Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the Boston Security Analysts Society (BSAS) and the CFA Institute.
Education: MBA; Boston College
BA; St. Michael’s College

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Todd Solomon and Daniel Lagan as of December 31, 2019:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Todd Solomon, CFA
Registered Investment Companies	1	$1,121,202,066	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	40	$585,082,776	0	0
Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	1	344,555,257	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	59	$348,658,162	0	0

MATERIAL CONFILCTS OF INTEREST:  None

(a)(3) COMPENSATION STRUCTURE:

Mr. Todd Solomon and Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process.  Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability.  Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

●	Investment performance for fixed income and equity products
●	Firmwide net asset flows
●	Growth in profitability
●	Management discretion based on individual performance

3.

Equity Bonus Plan:  Since 1990, Congress Asset Management Company has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Todd Solomon, CFA	None
Daniel Lagan, CFA	None

Sustainable Growth Advisers, LP (“SGA”)

(a)(1) MANAGEMENT.

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee.  He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984.  He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS; University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee.  He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co.  During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee.  From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.  Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude); Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee.  Kishore has been with the firm since 2004.  Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies.  He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters.  Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS; Harvard Business School – MBA

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Marchand, Rohn and Rao, as of December 31, 2019:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Gordon M. Marchand
Registered Investment Companies	7	$5,907	0	$0
Other Pooled Investment Vehicles	14	$3,582	0	$0
Other Accounts	71	$5,081	2	$272

Robert L. Rohn
Registered Investment Companies	6	$5,723	0	$0
Other Pooled Investment Vehicles	13	$3,464	0	$0
Other Accounts	71	$5,017	2	$272

Kishore Rao
Registered Investment Companies	5	$5,631	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$1,990	0	$0

(a)(3) Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii)  SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2019, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)   For the fiscal year ended December 31, 2019, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income from securities lending activity[1]	$78,839
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$6,173
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$1,238
Administrative fees not included in revenue split[4]	$—
Indemnification fee not included in revenue split[5]	$—
Rebate (paid to borrowers)[6]	$46,730
Other fees not included in revenue split	$—
Aggregate fees/comp for securities lending activities	$54,141
Net income from securities lending activities	$24,698

1Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

2Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.

3Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.

4Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.

5 Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.

6Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b)The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent.   The agent monitors loans for compliance with certain policies of the Fund, including:  (1) securities lending may not exceed 30% of the value of the Fund’s total assets;   (2)  the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities;  and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan.     The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies.    The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting.    The securities lending agent collects distributions on loaned securities.    The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13.  Exhibits.

(a)(1)  The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2)Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4)  Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99. 7.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 4, 2020

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	March 4, 2020